UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 8, 2025

Date of Report (Date of earliest event reported)

FutureTech II Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41289	87-2551539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

128 Gail Drive New Rochelle, NY	10805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 316-4805

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FTII
Rights	FTIIW
Units	FTIIU

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of Material Definitive Agreement.

As previously disclosed, on April 7, 2025, FutureTech II Acquisition Corp. (the “Company”) executed six Zero Interest Convertible Notes, dated April 4, 2025 and April 7, 2025 (each, a “Convertible Note,” and collectively, the “Convertible Notes”), that were issued to Wuhao Zhang, Yujie Zhou, Wanrong Wang, Shouxiang Lu, Ji Wang and Gang Yuan (each, an “Investor,” and collectively, the “Investors”). Pursuant to the Convertible Notes, among other things, the Investors agreed to loan the Company $1,025,000 in aggregate principal (the “Principal Amount”) in exchange for their right to convert all or any part of the Principal Amount and any accrued interest (the “Conversion Amount”) into the shares of the Company at or any time after the closing of the initial business combination by the Company. The maturity date of the Convertible Notes was September 30, 2025 (the “Maturity Date”). The Convertible Notes are interest-free, except that if there are no conversions or no repayments of the Principal Amount on the Maturity Date and the Maturity Date is extended, an interest of five percent (5%) per annum will apply to the Principal Amount commencing from the Maturity Date, calculated on a 365 day/year basis. No monies were paid to the Company by the Investors pursuant to the Convertible Notes.

On November 8, 2025, the Company signed a termination agreement (each, a “Termination Agreement,” and collectively, the “Termination Agreements”) with each Investor, pursuant to which the Convertible Notes with each Investor were terminated effective as of November 8, 2025, and of no further force and effect.

The foregoing description of the Termination Agreements is only a summary and does not purport to be complete and are qualified in their entirety by reference to the full text of the Termination Agreements, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

No.	Description of Exhibit
10.1*	Termination Agreements, dated as of November 8, 2025, by and between FutureTech II Acquisition Corp. and the Investors
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURETECH II ACQUISITION CORP.
Dated: November 10, 2025
	By:	/s/ Ray Chen
	Name:	Ray Chen
	Title:	Chief Executive Officer

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